Exhibit 99.1
For Financial Inquiries:
Sybase Investor Relations
Lynne Farris
(925) 236-8797
lynne.farris@sybase.com
Charlie Chen
(925) 236-6015
charles.chen@sybase.com

For Press Inquiries:
Sybase Public Relations
Lorna Fernandes
(925) 236-4107
lorna.fernandes@sybase.com
SYBASE REPORTS RECORD OPERATING PROFIT IN 2006 FOURTH QUARTER
DUBLIN, Calif. — January 25, 2007 — Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and mobile software, today reported financial results for the fourth quarter and year ended December 31, 2006.
Financial Highlights:

♦	Q406 total revenue increases 15%; license revenue rises 10%

♦	Q406 operating margins reach record highs of 20% (GAAP) and 25% (pro forma)

♦	2006 full-year GAAP EPS increases 12%; pro forma EPS increases 21%

♦	Annual cash flow from operations increases 26% to record high of $214.3 million
2006 Fourth Quarter Results
Total revenue increased 15% year over year to $256.5 million from $223.0 million in the fourth quarter of 2005. Total license revenue increased 10% to $100.4 million, and services revenue grew 5% to $137.8 million. Messaging revenue related to the acquisition of Mobile 365 was $18.2 million, covering the period from November 8, 2006 through December 31, 2006.
Pro forma operating income for the quarter increased 26% to $63.4 million, representing a 25% operating margin. This compares with pro forma operating income of $50.2 million, or a 23% operating margin, in the 2005 fourth quarter.

Pro forma net income for the quarter increased 15% to $48.4 million, or earnings per diluted share (EPS) of $0.52. This compares with pro forma net income of $42.0 million, or EPS of $0.45 for the fourth quarter of 2005.
Operating income calculated in accordance with generally accepted accounting principles (GAAP) for the quarter increased 16% to $50.2 million, representing a 20% operating margin.
GAAP net income was $26.4 million, or GAAP EPS of $0.28, for the quarter. This compares with GAAP net income of $28.4 million, or GAAP EPS of $0.31, for the 2005 fourth quarter. Included in the 2006 fourth quarter GAAP-based results is an increase in the company’s effective tax rate to 53%, up from 40% in the fourth quarter of 2005. The increase in the effective tax rate is associated with acquisition-related, one-time effects from the liquidation of foreign entities and the effect of stock compensation deductions. In addition, 2006 fourth quarter GAAP-based results include the impact of $3.7 million associated with implementation of FAS 123R and $1.6 million for amortization of purchased intangibles related to the acquisition of Mobile 365.
Full-year 2006 Results
Total revenues increased 7% to $876.2 million, and license revenues rose 12% to $326.8 million. Pro forma operating income increased 17% to $174.6 million, representing a 20% operating margin. Pro forma net income increased 19% to $140.3 million, or EPS of $1.52. This compares with pro forma net income of $117.8 million, or EPS of $1.26, for 2005.
GAAP operating income for the year increased 10% to $133.8 million, representing a 15% operating margin.
GAAP net income increased 11% to $95.1 million, or GAAP EPS of $1.03, compared with GAAP net income of $85.6 million, or GAAP EPS of $0.92, for 2005. Included in the 2006 GAAP-based results is an increase in the company’s effective tax rate to 41%, up from 37% in 2005. In addition, 2006 GAAP-based results include the impact of $13.6 million associated with implementation of FAS 123R and $1.6 million for amortization of purchased intangibles related to the acquisition of Mobile 365.
Pro forma amounts exclude the amortization of certain purchased intangibles, stock-based compensation, and restructuring costs, and the tax effect of these and related items. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the 2006 fourth quarter and 12-month period ended December 31, 2006.

“We are pleased to complete our strongest year since I have been at Sybase,” stated John Chen, chairman, CEO, and president of Sybase. “We exceeded our targets for revenue and EPS, reached our highest-ever full-year net income, and achieved record annual cash flow from operations.
“Growth was driven largely by robust demand for our flagship ASE database and IQ analytics server, which grew 30% and 22%, respectively, over the same quarter a year ago.”
Added Mr. Chen, “We released Information Anywhere Suite in December, and early market feedback is extremely positive. This Suite integrates Afaria with OneBridge to deliver the most complete enterprise mobility platform. We are confident the features and functionality of this Suite will enable our mobile segment to grow faster than the overall mobility market.
“With the addition of our newly acquired mobile messaging business, Sybase 365, we are now the world’s largest mobile enterprise software and services provider. Sybase is strongly positioned to exceed our one-billion-dollar revenue target in 2007,” concluded Mr. Chen.
Balance Sheet and Other Data
At December 31, 2006, Sybase reported $643.7 million in cash and cash investments, including restricted cash of $6.0 million. In the fourth quarter, the company generated $50.4 million in cash flow from operations, an increase of 31% compared to the fourth quarter of 2005. Full-year 2006 cash flow from operations increased 26% to $214.3 million, an historical high, compared with $170.0 million in 2005.
Sybase repurchased $14.5 million worth of its stock during the 2006 fourth quarter. Stock repurchased in 2006 totaled $59.8 million. As of December 31, 2006, $249.8 million remained authorized in the company’s current share repurchase program.
Days sales outstanding (DSO) for the 2006 fourth quarter was 77. Excluding the impact of Sybase 365, DSO for the 2006 fourth quarter was 58.
Forward Guidance
For the first quarter ending March 31, 2007, management anticipates revenues ranging from $230.0 million to $235.0 million. Pro forma fully diluted EPS for the first quarter is expected to range from $0.25 to $0.26. GAAP EPS for the first quarter is estimated to range from $0.16 to $0.17, which includes an estimate of $2.7 million for amortization of intangibles related to the acquisition of Mobile 365 in November 2006.

For full-year 2007, management estimates revenues of approximately $1.025 billion. Fully diluted pro forma EPS is estimated at approximately $1.52. GAAP EPS is estimated at approximately $1.12, which includes an estimate of $10.8 million for amortization of intangibles related to the acquisition of Mobile 365.
Management anticipates full-year 2007 cash flow from operations to range from $190 million to $200 million.
Accompanying this release is a reconciliation of projected pro forma and GAAP amounts for the 2007 first quarter and full year.
2006 Fourth Quarter Company Highlights

♦	Completed acquisition of Mobile 365, creating a new subsidiary Sybase 365, now headed by president Marty Beard.

♦	Delivered two new versions of core components of the newly released Information Anywhere Suite: OneBridge 5.5, which extends enterprise email and applications to mobile workers; and Afaria 5.5, interoperable with the OneBridge release, supporting more than 130 mobile devices, simplifying the evaluation process for businesses and providing administrators and users with enhanced security, management and email capabilities.

♦	Acquired iFoundry Systems to enhance Sybase’s mobile leadership in short-range wireless interconnect protocol stacks and providing professional engineering services to mobile device OEMs, ODMs and chipset manufacturers to enable these technologies on their platforms.

♦	Sybase 365 announced deployment of France’s first and largest Multimedia Messaging Service (MMS) loyalty program for Air France, in partnership with BETC EuroRSCG, France’s premier advertising agency, and French mobile marketing agency, MobileTrend.

♦	Announced the general availability of the Data Integration Suite 1.0, a flexible and scalable solution that combines essential data integration techniques.

♦	Delivered Sybase® Risk Analytics Platform 3.0, an enhanced solution for capital markets with an operations console that manages data workflows, synchronizes data and the presentation of the data to users and improves system management, monitoring and performance.

♦	Released Sybase iAnywhere Advantage Database Server 8.1, further strengthening its database portfolio and providing a high-performance embedded client/server data management system.

Conference Call and Webcast Information
The Sybase 2006 fourth quarter conference call and simultaneous Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time on Thursday, January 25, 2007. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference call ends and will be available until 10:00 p.m. Pacific Time on February 1, 2007. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #3335634. Additionally, the archived Webcast will be available through April 25, 2007 at http://www.sybase.com/about_sybase/investorrelations.
About Sybase, Inc.
Sybase is the largest global enterprise software company exclusively focused on managing and mobilizing information from the data center to the point of action. Sybase provides open, cross-platform solutions that securely deliver information anytime, anywhere, enabling customers to create an information edge. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website at http://www.sybase.com.
Forward-Looking Statements
Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; possible disruptive effects of organizational or personnel changes; and other factors described in Sybase, Inc.’s reports filed with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006.
Sybase, Adaptive Server Enterprise (ASE), Sybase IQ, [Sybase 365], Afaria, OneBridge, Information Anywhere Suite, Sybase Risk Analytics, iAnywhere Advantage Database, and Financial Fusion are trademarks of Sybase, Inc. or its subsidiaries. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$100,383	—		$100,383	$91,333	—		$91,333
Services	137,841	—		137,841	131,715	—		131,715
Messaging	18,240	—		18,240	—	—		—

Total revenues	256,464	—		256,464	223,048	—		223,048

Costs and expenses:
Cost of license fees	13,658	(2,935	) a	10,723	14,583	(2,753	) a	11,830
Cost of services	38,591	(409	) b	38,182	38,077	(88	) b	37,989
Cost of messaging	11,097	(124	) b	10,973	—	—	b	—
Sales and marketing	72,074	(1,274	) b	70,800	65,410	(95	) b	65,315
Product development and engineering	37,643	(714	) b	36,929	36,247	(12	) b	36,235
General and administrative	28,988	(3,523	) b	25,465	22,923	(1,443	) b	21,480
Amortization of other purchased intangibles	2,660	(2,660	) a	—	1,608	(1,608	) a	—
Cost of restructure	1,514	(1,514	) c	—	813	(813	) c	—

Total costs and expenses	206,225	(13,153)		193,072	179,661	(6,812)		172,849

Operating income	50,239	13,153		63,392	43,387	6,812		50,199
Interest income and expense and other, net	6,423	—		6,423	4,204	—		4,204
Minority interest	(81)	—		(81)	(49)	—		(49)

Income before income taxes	56,581	13,153		69,734	47,542	6,812		54,354
Provision for income taxes	30,187	(8,864	) d	21,323	19,147	(6,799	) d	12,348

Net income	$26,394	$22,017		$48,411	$28,395	$13,611		$42,006

Basic net income per share	$0.29	$0.25		$0.54	$0.32	$0.15		$0.47

Shares used in computing basic net income per share	90,421	90,421		90,421	90,020	90,020		90,020

Diluted net income per share	$0.28	$0.24		$0.52	$0.31	$0.14		$0.45

Shares used in computing diluted net income per share	93,344	93,344		93,344	93,021	93,021		93,021

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, stock-based compensation, the cost of restructuring, and the tax effects of these items because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) stock-based compensation expense; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$326,751	—		$326,751	$291,695	—		$291,695
Services	531,172	—		531,172	527,000	—		527,000
Messaging	18,240	—		18,240	—	—		—

Total revenues	876,163	—		876,163	818,695	—		818,695

Costs and expenses:
Cost of license fees	50,540	(10,080	)a	40,460	51,556	(11,850	)a	39,706
Cost of services	152,962	(1,629	)b	151,333	156,325	(380	)b	155,945
Cost of messaging	11,097	(124	)b	10,973	—	—	b	—
Sales and marketing	263,281	(4,432	)b	258,849	250,003	(302	)b	249,701
Product development and engineering	149,510	(2,679	)b	146,831	139,011	(38	)b	138,973
General and administrative	106,025	(12,861	)b	93,164	92,106	(6,586	)b	85,520
Amortization of other purchased intangibles	7,331	(7,331	)a	—	6,639	(6,639	)a	—
Cost of restructure	1,653	(1,653	)c	—	1,115	(1,115	)c	—

Total costs and expenses	742,399	(40,789)		701,610	696,755	(26,910)		669,845

Operating income	133,764	40,789		174,553	121,940	26,910		148,850

Interest income and expense and other, net	27,634	—		27,634	14,824	—		14,824
Minority interest	(81)	—		(81)	(49)	—		(49)

Income before income taxes	161,317	40,789		202,106	136,715	26,910		163,625

Provision for income taxes	66,253	(4,409	)d	61,844	51,132	(5,317	)d	45,815

Net income	$95,064	$45,198		$140,262	$85,583	$32,227		$117,810

Basic net income per share	$1.06	$0.51		$1.57	$0.95	$0.35		$1.30

Shares used in computing basic net income per share	89,557	89,557		89,557	90,307	90,307		90,307

Diluted net income per share	$1.03	$0.49		$1.52	$0.92	$0.34		$1.26

Shares used in computing diluted net income per share	92,251	92,251		92,251	93,257	93,257		93,257

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, stock-based compensation, the cost of restructuring, and the tax effects of these items because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) stock-based compensation expense; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2006	2005
(In thousands, except share and per share data)	(Unaudited)
Current assets:
Cash and cash equivalents	$355,303	$398,741
Short-term investments	269,612	342,247

Total cash, cash equivalents and short-term cash investments	624,915	740,988

Restricted cash	6,014	2,773
Accounts receivable, net	218,274	167,790
Deferred income taxes	6,224	5,523
Other current assets	16,708	16,876

Total current assets	872,135	933,950

Long-term cash investments	12,781	118,948
Restricted long-term cash investments	—	2,600
Property, equipment and improvements, net	66,458	59,178
Deferred income taxes	21,621	24,879
Capitalized software, net	71,179	65,911
Goodwill, net	538,816	238,864
Other purchased intangibles, net	149,648	87,562
Other assets	39,958	38,722

Total assets	$1,772,596	$1,570,614

Current liabilities:
Accounts payable	$23,439	$10,353
Accrued compensation and related expenses	59,748	51,983
Accrued income taxes	31,364	31,398
Other accrued liabilities	107,930	78,040
Deferred revenue	193,431	188,929

Total current liabilities	415,912	360,703

Other liabilities	44,428	40,339
Long-term deferred revenue	3,965	5,663
Minority interest	5,160	5,079
Convertible subordinated notes	460,000	460,000

Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2005 - 105,337,362)	105	105
Additional paid-in capital	977,672	953,771
Accumulated earnings	92,817	16,195
Other comprehensive income	40,850	19,231
Less: Cost of treasury stock (14,055,557 shares and 2005 - 14,806,217)	(268,313)	(277,510)
Unearned compensation	—	(12,962)

Total stockholders’ equity	843,131	698,830

Total liabilities and stockholders’ equity	$1,772,596	$1,570,614

NOTE:	Certain balance sheet items associated with our acquisition of Mobile 365 may change pending the finalization of the Company’s purchase accounting analysis.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2006	2005	2006	2005
Revenues:
License fees	$100,383	$91,333	$326,751	$291,695
Services	137,841	131,715	531,172	527,000
Messaging	18,240	—	18,240	—

Total revenues	256,464	223,048	876,163	818,695

Costs and expenses:
Cost of license fees	10,723	11,830	40,460	39,706
Cost of services	38,182	37,989	151,333	155,945
Cost of messaging	10,973	—	10,973	—
Sales and marketing	70,800	65,315	258,849	249,701
Product development and engineering	36,929	36,235	146,831	138,973
General and administrative	25,465	21,480	93,164	85,520

Total costs and expenses	193,072	172,849	701,610	669,845

Operating income	63,392	50,199	174,553	148,850

Interest income and expense and other, net	6,423	4,204	27,634	14,824
Minority interest	(81)	(49)	(81)	(49)

Income before income taxes	69,734	54,354	202,106	163,625

Provision for income taxes	21,323	12,348	61,844	45,815

Net income	$48,411	$42,006	$140,262	$117,810

Basic net income per share	$0.54	$0.47	$1.57	$1.30

Shares used in computing basic net income per share	90,421	90,020	89,557	90,307

Diluted net income per share	$0.52	$0.45	$1.52	$1.26

Shares used in computing diluted net income per share	93,344	93,021	92,251	93,257

Note:	The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., Extended Systems, Inc., Solonde Solutions AG, and Mobile 365, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2006	2005	2006	. 2005
Revenues:
License fees	$100,383	$91,333	$326,751	$291,695
Services	137,841	131,715	531,172	527,000
Messaging	18,240	—	18,240	—

Total revenues	256,464	223,048	876,163	818,695

Costs and expenses:
Cost of license fees	13,658	14,583	50,540	51,556
Cost of services	38,591	38,077	152,962	156,325
Cost of messaging	11,097	—	11,097	—
Sales and marketing	72,074	65,410	263,281	250,003
Product development and engineering	37,643	36,247	149,510	139,011
General and administrative	28,988	22,923	106,025	92,106
Amortization of other purchased intangibles	2,660	1,608	7,331	6,639
Cost of restructure	1,514	813	1,653	1,115

Total costs and expenses	206,225	179,661	742,399	696,755

Operating income	50,239	43,387	133,764	121,940
Interest income and expense and other, net	6,423	4,204	27,634	14,824
Minority interest	(81)	(49)	(81)	(49)

Income before income taxes	56,581	47,542	161,317	136,715

Provision for income taxes	30,187	19,147	66,253	51,132

Net income	$26,394	$28,395	$95,064	$85,583

Basic net income per share	$0.29	$0.32	$1.06	$0.95

Shares used in computing basic net income per share	90,421	90,020	89,557	90,307

Diluted net income per share	$0.28	$0.31	$1.03	$0.92

Shares used in computing diluted net income per share	93,344	93,021	92,251	93,257

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Twelve Months Ended
	December 31,
(Dollars in thousands)	2006	2005
Cash and cash equivalents, beginning of year	$398,741	$321,417
Cash flows from operating activities:
Net income	95,064	85,583
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	72,803	73,600
Minority interest in income of subsidiaries	81	49
Loss on disposal of assets	811	528
Deferred income taxes	(1,306)	8,928
Stock-based compensation – restricted stock	8,141	7,306
Stock-based compensation – all other	13,585	—
Tax benefit from stock-based compensation plans	15,137	—
Excess tax benefit from stock-based compensation plans	(9,569)	—
Amortization of note issuance costs	1,969	1,671
Changes in assets and liabilities:
Accounts receivable	6,005	(1,914)
Other current assets	3,236	(1,298)
Other assets — operating	(2,406)	651
Accounts payable	(7,838)	(2,410)
Accrued compensation and related expenses	2,427	7,072
Accrued income taxes	13,237	24,724
Other accrued liabilities	(828)	(10,570)
Deferred revenues	928	(26,436)
Other liabilities	2,817	2,508

Net cash provided by operating activities	214,294	169,992
Cash flows from investing activities:
(Increase) Decrease in restricted cash	(641)	2,583
Purchases of available-for-sale cash investments	(468,518)	(837,237)
Maturities of available-for-sale cash investments	282,403	439,737
Sales of available-for-sale cash investments	365,962	127,648
Business combinations, net of cash acquired	(399,360)	(71,890)
Purchases of property, equipment and improvements	(18,356)	(16,366)
Proceeds from sale of property, equipment, and improvements	9	25
Capitalized software development costs	(37,531)	(33,906)
Decrease in other assets — investing	13	2

Net cash used for investing activities	(276,019)	(389,404)
Cash flows from financing activities:
Proceeds from the issuance of convertible subordinated notes, net of issuance costs	—	450,234
Repayments of long-term obligations	(60)	(1,012)
Payments on capital lease	(343)	(274)
Net proceeds from the issuance of common stock and reissuance of treasury stock	50,570	48,564
Purchases of treasury stock	(59,815)	(169,053)
Excess tax benefit from stock-based compensation plans	9,569	—

Net cash provided by (used for) financing activities	(79)	328,459
Effect of exchange rate changes on cash	18,366	(31,723)

Net increase (decrease) in cash and cash equivalents	(43,438)	77,324

Cash and cash equivalents, end of period	355,303	398,741
Cash investments, end of period	282,393	461,195

Total cash, cash equivalents and cash investments, end of period	$637,696	$859,936

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006
(UNAUDITED)
(In thousands, except per share data)

	Infrastructure	iAnywhere			Consolidated
	Platform Group	Solutions	Sybase 365	Eliminations	Total
Revenues:
License fees
Infrastructure	$72,890	$83	$—	$—	$72,973
Mobile and Embedded	10,507	16,903	—	—	27,410

Subtotal license fees	83,397	16,986	—	—	100,383
Intersegment license revenues	21	8,766	—	(8,787)	—

Total license fees	83,418	25,752	—	(8,787)	100,383

Services
Direct service revenue	126,189	11,652	—	—	137,841
Intersegment service revenues	156	7,023	—	(7,179)	—

Total services	126,345	18,675	—	(7,179)	137,841

Messaging	—	—	18,240		18,240

Total revenues	209,763	44,427	18,240	(15,966)	256,464

Total allocated costs and expenses	155,695	34,986	17,596	(15,966)	192,311

Operating income before unallocated costs	$54,068	$9,441	$644	$—	$64,153

Other unallocated costs					761

Operating income after unallocated expenses					63,392

Interest income and expense and other, net					6,423
Minority interest					(81)

Income before income taxes					69,734

Provision for income taxes					21,323

Net income					$48,411

Basic net income per share					$0.54

Shares used in computing basic net income per share					90,421

Diluted net income per share					$0.52

Shares used in computing diluted net income per share					93,344

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., Extended Systems, Inc., Solonde Solutions AG, and Mobile 365, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(UNAUDITED)
(In thousands, except per share data)

	Infrastructure	iAnywhere			Consolidated
	Platform Group	Solutions	Sybase 365	Eliminations	Total
Revenues:
License fees
Infrastructure	$229,376	$235	$—	$—	$229,611
Mobile and Embedded	31,621	65,519	—	—	97,140

Subtotal license fees	260,997	65,754	—	—	326,751
Intersegment license revenues	86	26,333	—	(26,419)	—

Total license fees	261,083	92,087	—	(26,419)	326,751

Services
Direct service revenue	485,016	46,156	—	—	531,172
Intersegment service revenues	367	25,905	—	(26,272)	—

Total services	485,383	72,061	—	(26,272)	531,172

Messaging	—	—	18,240	—	18,240

Total revenues	746,466	164,148	18,240	(52,691)	876,163

Total allocated costs and expenses	598,864	136,500	17,596	(52,691)	700,269

Operating income before unallocated costs	$147,602	$27,648	$644	$—	$175,894

Other unallocated costs					1,341

Operating income after unallocated expenses					174,553

Interest income and expense and other, net					27,634
Minority interest					(81)

Income before income taxes					202,106

Provision for income taxes					61,844

Net income					$140,262

Basic net income per share					$1.57

Shares used in computing basic net income per share					89,557

Diluted net income per share					$1.52

Shares used in computing diluted net income per share					92,251

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., Extended Systems, Inc., Solonde Solutions AG, and Mobile 365, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006
(UNAUDITED)
(In thousands, except per share data)

	Infrastructure	iAnywhere			Consolidated
	Platform Group	Solutions	Sybase 365	Eliminations	Total
Revenues:
License fees
Infrastructure	$72,890	$83	$—	$—	$72,973
Mobile and Embedded	10,507	16,903	—	—	27,410

Subtotal license fees	83,397	16,986	—	—	100,383
Intersegment license revenues	21	8,766	—	(8,787)	—

Total license fees	83,418	25,752	—	(8,787)	100,383

Services
Direct service revenue	126,189	11,652	—	—	137,841
Intersegment service revenues	156	7,023	—	(7,179)	—

Total services	126,345	18,675	—	(7,179)	137,841

Messaging	—	—	18,240	—	18,240

Total revenues	209,763	44,427	18,240	(15,966)	256,464

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete and purchased technology	155,695	34,986	17,596	(15,966)	192,311

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	54,068	9,441	644	—	64,153

Cost of restructure - 2006 Activity	816	—	—	—	816
Amortization of customer lists	500	1,046	1,087	—	2,633
Amortization of covenant not to compete	27	—	—	—	27
Amortization of purchased technology	402	1,990	543	—	2,935

Operating income (loss) before unallocated costs	$52,323	$6,405	$(986)	$—	$57,742

Other unallocated costs					7,503

Operating income after unallocated expenses					50,239

Interest income and expense and other, net					6,423
Minority interest					(81)

Income before income taxes					56,581

Provision for income taxes					30,187

Net income					$26,394

Basic net income per share					$0.29

Shares used in computing basic net income per share					90,421

Diluted net income per share					$0.28

Shares used in computing diluted net income per share					93,344

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(UNAUDITED)
(In thousands, except per share data)

	Infrastructure	iAnywhere			Consolidated
	Platform Group	Solutions	Sybase 365	Eliminations	Total
Revenues:
License fees
Infrastructure	$229,376	$235	$—	$—	$229,611
Mobile and Embedded	31,621	65,519	—	—	97,140

Subtotal license fees	260,997	65,754	—	—	326,751
Intersegment license revenues	86	26,333	—	(26,419)	—

Total license fees	261,083	92,087	—	(26,419)	326,751

Services
Direct service revenue	485,016	46,156	—	—	531,172
Intersegment service revenues	367	25,905	—	(26,272)	—

Total services	485,383	72,061	—	(26,272)	531,172

Messaging	—	—	18,240	—	18,240

Total revenues	746,466	164,148	18,240	(52,691)	876,163

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete and purchased technology	598,864	136,500	17,596	(52,691)	700,269

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	147,602	27,648	644	—	175,894

Cost of restructure - 2006 Activity	961	—	—	—	961
Amortization of customer lists	2,000	4,184	1,087	—	7,271
Amortization of covenant not to compete	60	—	—	—	60
Amortization of purchased technology	1,654	7,883	543	—	10,080

Operating income (loss) before unallocated costs	$142,927	$15,581	$(986)	$—	$157,522

Other unallocated costs					23,758

Operating income after unallocated expenses					133,764

Interest income and expense and other, net					27,634
Minority interest					(81)

Income before income taxes					161,317

Provision for income taxes					66,253

Net income					$95,064

Basic net income per share					$1.06

Shares used in computing basic net income per share					89,557

Diluted net income per share					$1.03

Shares used in computing diluted net income per share					92,251

SYBASE, INC.
Reconciliation of GAAP-based EPS to pro forma EPS
for the three months ended March 31, 2007
(unaudited)

Pro forma EPS	$0.25	$0.26

Amortization of purchased intangibles	(0.07)	(0.07)
Amortization of stock compensation expense	(0.06)	(0.06)
Income tax effect of above adjustments	0.05	0.05
Income tax effect	(0.01)	(0.01)

GAAP — based EPS	$0.16	$0.17

Use of Pro Forma Financial Information
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
Reconciliation of GAAP-based EPS to pro forma EPS
for the twelve months ended December 31, 2007
(unaudited)

Pro forma EPS	$1.52

Amortization of purchased intangibles	(0.28)
Amortization of stock compensation expense	(0.26)
Income tax effect of above adjustments	0.19
Income tax effect	(0.05)

GAAP — based EPS	$1.12

Use of Pro Forma Financial Information
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.